Exhibit 99.1
Gartner

Forward Looking Statements Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2011 financial results, long-term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve and effectively manage growth, including the ability to integrate acquisitions and consummate acquisitions in the future; the ability to pay Gartner’s debt obligations; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov. Forward looking statements included herein speak only as of February 16, 2011 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Agenda Business OverviewGene Hall Research Peter Sondergaard Events Alwyn Dawkins ConsultingPer Anders Waern BreakSales David Godfrey Financial OverviewChris Lafond Summary / Q&AGene Hall and Chris Lafond

Gene HallChief Executive OfficerGartnerThis presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner.

Gartner is the best source for clients to determine where and how to use IT to accomplishtheirir objectivesGartner.

Why Invest in GartnerLong term, double-digit revenue growthRevenue growth leveraged to drive higher growth in EBITDA,EPS and cash flowProven track recordGartner.

Gartner is the best source for clients to determine where and how to use IT and Supply Chain Management to accomplishheirir objectivesGartner.

Why Invest in GartnerLong term, double-digit revenue growthStrong value proposition Vast untapped market opportunityStrategy and operationalexcellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS andcash flowProven track recordGartner

GartnerExtraordinaryResearchInsightgartner.

GartnerGartner EventsBusinessGartnerConsultingBusinessResearchBusiness Note: Percentages based on mid-point of 2011 revenue guidance. See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these projected results. Gartner

GartnerGartnerResearchBusinessHighly differentiated insight delivered primarily through digital media subscriptionsGartner.

Gartner


Extraordinary
Research
Insight

Gartner Events Business

Differentiated live events leveraging research content

Gartner.

Gartner


Extraordinary
Research
Insight

Gartner Consulting Business

Longer-term differentiated engagements leveraging Gartner research

Gartner.

Role-basedRecurringrevenuGartner.

Research Insight

Independent and Objective	+	Comprehensive	+	Extremely Cost-effective

The best source for addressing any IT issue

Gartner

Research Pricing Strategy New Clients Existing Clients List Price List Price Legacy List Price Pricing Annual Price Increases Legacy Products New Products Gartner.

Research
Vast Untapped Market Opportunity



$45 Billion
*Other
7
Supply Chain
4
CIO
5
IT Functional Leader
17
IT Professional
12
$1 Billion**

* technology, professional services, telecommunications and investors
** 2010 ending Contract Value.
Source: Gartner internal estimates.

Gartner

Winning Growth Strategy Extraordinary Strong Sales Capability Research Insight High Value World-Class ServiceDifferentiated OfferingsContinuous Improvement and InnovationPerformance-driven Leadership Teamartner.

Performance Driven Leadership Team

Tenured

Avg Tenure at Gartner


11 years

Avg Tenure in Role


5 years

Global

Nationality


Non-US
US

World-Class Talent

Source of Leadership


Promotion
50%
External
36%
Acquisition
14%

Gartner

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS andcash flow Proven track recordGartner

Why Invest in Gartner Long term, double-digit revenue growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner.

Revenue Growth Leveraged to Drive Higher Growth in EBITDA and Margin Expansion Normalized EBITDA Margin 179610 bps 118improvement2004 2010See attached Glossary for a discussion of Normalized EBITDA.Gartner

Why Invest in Gartner Long term, double-digit revenue growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner.

Proven Track Record Contract Value 10+% Normalized EBITDA(1) 270-290 $m $m 04 2005 2006 2007 2008 2009 2010 2011E 2004 2005 2006 2007 2008 2009 2010 2011E EPS from Continuing Operations Normalized EBITDA Margin (1) 16.3% 16.7% 16.8% 17.9% 19% $1.29-1.41 $0.98 $0.96 $0.85 EPS EBITDA% 2004 2005 2006 2007 2008 2009 2010 2011E 2004 2005 2006 2007 2008 2009 2010 2011E (1) See attached Glossary for a discussion of normalized EBITDA. Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these projected results. Gartner.

Why Invest in Gartner Long term, double-digit revenue growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner.

GartnerGartnerResearchBusinessHighly differentiated insight delivered primarily through digital media subscriptionsGartner.

Gartner

Peter SondergaardSenior Vice PresidentesearchThis presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved.Gartner.

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track recordGartner

GartnerGartner EventssinessrtneronsultingGartnerBusinessNote: percentages based on mid-point of 2011 revenue guidance. See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these projected results.Gartner

Gartner Research Model The People Analysts 50% have 20+years of industry experience Subject Matter Experts Over 760 analysts in 26 countries Over 120 based in APAC, over 160 based in Europe Minimum 12 years of experience at time of hire

Gartner Research Model The Research ProcessProcess Academic InstitutionsGartner

Gartner Research Model
The Research Process

Process


Virtualization
Business Process Management
High-Performance Workplace
Data Management & Integration
Regulatory Compliance
Emerging Trends & Technologies
Customer Relationship Management
Business Intelligence
Geography
Industry
Role
Web Services
Open Source
IT Operations
Key Initiatives
Mobile & Wireless
Servers & Storage
Outsourcing
IT Services
ERP & Supply Chain Management
Enterprise Architecture
Networking & Communications Services
Security & Privacy
Application Development & Integration

Gartner

Gartner Research Model Proprietary Data Proprietary Data and AnalyticsAnalytics Proprietary Data and Analytics 2.9 million end-user searches per year 3.2 million document page views 220,000 recorded interactions 5,500 IT Cost and Price benchmarks Over 2,500 contract reviews and

Gartner ResearchGartnerResearchBusiness Highly differentiated insight delivered primarily through digital media subscriptionsartner.

Gartner Research Vast Untapped Market Opportunity $45 Billion Other Supply Chain CIO IT Functional Leader IT Professional $1 Billion technology, professional services, telecommunications and investors2010 ending Contract Value. Source: Gartner internal estimates.Gartner.

Research sold as subscriptions to individuals Gartner.

Gartner Research Model
Packaging and Presentation

Packaging

Written Actionable Advice

- **70,000 structured documents, 7,000 of which were created in the past year**
- **Methodologies enabling immediate insight in complex decisions**
  - **Magic Quadrants**
  - **MarketScopes**
  - **Hype Cycles**
  - **Vendor Ratings**



Gartner

Gartner Research Model Packaging and Presentation ackaging Interactions Scalable structure and process to handle and rapidly respond to 250,000 one-on-one interactions Phone access to analysts giving personal, immediate and specific advice on key decisions Face-to-face interactions and advice with key client decision makers

Research Case Study — Virtualization Client Problem Gartner Solution Benefits Achieved Major Petrochemical 22 Gartner users with Helped client parse the company with $2.4 access to research and quote line by line billion IT budget analysts Provided benchmarks Eight critical IT Used over 360 on where the quote initiatives, most focused documents to identify was relative to the on cutting IT spending strategy, select vendors market Sharp focus on getting and negotiate price, terms Validated the design the best pricing and and conditions and confirmed that terms to hit their 2009 More than 20 inquiries bundled solution was budget with leading analysts to not right for client’s guide technology needs infrastructure to bring IT decisions and gain insight Structured negotiation on the best pricing costs down strategy achieved $2 million in savings Gartner.

Research Case Study — E-commerce Client Problem Gartner Solution Benefits Achieved $6-7B North American Research staged a A highly integrated distributor series of interactions to strategy for social and Upgrade to e-commerce solution, advise them across phases of the mobile e-commerce Considered wider and include initiative social and mobile Onsite meetings and range of vendors and Enterprise priority for 2010 was a inquiries to deliver insight opportunities comprehensive strategy Helped them understand and roadmap for trends and advised o006E e-commerce design and validation of their strategy Used a Gartner Toolkit for e-commerce RFP template, and analysts helped them with vendor selection Advised on contract negotiatioGartner.

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner gartner

Alwyn Dawkins enior Vice President Gartner Events This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved.Gartner.

Gartner Events Extraordinary Research sight Gartner Events Business Differentiated live events leveraging research content Gartner.

gartner

Our missionMake every conference we produce the MUST ATTEND event for the communities we serveGartner.

Gartner Events

- 56 Events
- 37,200 attendees
- 1,200 exhibitors


Extraordinary
Research
Insight

World's Leading IT Conference Producer

Gartner

Gartner Events People Process Proprietary Data Current Relevant Actionable For 7 of 10 attendees, Gartner is the only conference they attend each year Gartner gartner

Attendee Value Proposition Face-to-face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Gartner.

Exhibitor Value PropositionFace to face interaction with high level attendeesMaintain existing relationshipsBuild new relationships gartner

2010 Gartner Event Portfolio56 strategic conferences 22% increase in global attendance

I Gartner. SYMPOSIUM ITXPO2010The World’s Most Important Gathering of CIOs and Senior IT Executives

2011 Gartner Event PortfolioOver 60 strategic conferences

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner gartner

Per Anders Waern Senior Vice President Gartner Consulting This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved.Gartner.

Gartner Consulting


Extraordinary
Research
Insight

Gartner Consulting Business

Longer-term differentiated engagements leveraging Gartner research

Gartner.

Our mission: Provide Gartner clients with on-site support, helping ther o operationalize research nsights and realize benefits in their organizationsGartner.

A Strong and UniqueProposition Gartner Consulting Core Consulting Benchmarking Services Contract Optimization Independent & Objective Powered by Research Benchmark EnabledGartner.

Experienced Senior Practitioners

Sourcing Advisory Services Case Study Client Problem artner Solution Benefits Achieved Major manufacturing client at end of large outsourcing deal Desire to improve service and flexibility, and to reduce costs Sharpened the overall Sourcing strategy Assessed contract and uncovered cost savings Developed Sourcing Program Scorecard to guide negotiations New best practices contract which accelerated negotiations and led to a 15% reduction in costs Added performance management and shared risk modelGartner.

Benchmarking Analytics Case Study Gartner Solution enefits Achieved nalyzed its IT spending in order to find immediate cost saving potentials Our findings showed 15% overspending vs. average performance and 55% vs. best in class organizations Currently realizing identified cost savingsGartner.

Gartner.

Gartner Consulting Gross Contribution Margin Continuous productivity improvements Margin expansion $101M in starting backlog 201120042010 Note: 2004 Gross Contribution Margin re-stated to reflect the impact of equity compensation expenseimpact is 1 pt.Gartner

Gartner Consulting


Extraordinary
Research
Insight

Gartner Consulting Business

Longer-term differentiated engagements leveraging Gartner research

Gartner.

gartner

David GodfreySenior Vice President Worldwide Sales This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved.Gartner.

GartnerGartner EventsBusinessGartnerConsultingBusinessGartnerearchBusiness Note: Percentages based on mid-point of 2011 revenue guidance. See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these projected results.Gartner artner SalesPeopleGartner.

Benchmarking Analytics Case Study Gartner SalesPeople1,049 quota-bearing sales associates

Vast Market Opportunity For Research $45 Billion Other Supply Chain CIOs IT Functional Leaders Front-line IT Professionals $1 Billion

Vast Market Opportunity For Research $45 Billion Other Supply Chain CIOs IT Functional Leaders Front-line IT Professionals$1 Billion 100,000

Research sold as subscriptions to individuals le-basedRecurring revenue Gartner.

Why Invest in Gartner ong term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner

Sales Strategy to Capture Market OpportunityCapacityCoverageSales EffectivenessGartner.

Sales Strategy to Capture Market Opportunity Capacity 15 — 20% increased annual sales headcount objective Architected recruitment and training plan Direct Quota BearingHeadcount

Gartner Sales: A great place to workBeing part of a growth company allows:Career opportunityProfessional developmentGreat earnings potentialProduct innovation Access to senior levels High-performance cultureGartner.

Sales Strategy to Capture Market OpportunityCoverage Focused channel approach Matched to global opportunity Emphasizing Client intimacy

Sales Strategy to Capture Market OpportunitySales Effectiveness Enhanced use of proprietary tools and best practices Increased revenue per client Average CV per Client Organization2010Gartner.

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track recordGartner gartner

Chris LafondGartner Chief Financial Officer This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2011 Gartner, Inc. and/or its affiliates. All rights reserved.Gartner.

Winning Growth Strategy Extraordinary Strong Sales Capability Research Insight

Consistent Growth Strategy The Financial Plan We Set in 2005 Grow the Research business Effectively manage the Events portfolio Improve the profitability of the Consulting business Leverage our G&A infrastructure Drive shareholder valueartner.

Strategy for growing research has resulted in a meaningful shift in mix of the business a Based on mid-point of 2011 revenue guidance b See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.Gartner.

Why Invest in Gartner Long term, double-digit revenue growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track record Gartner.

Our Unique Business Model Gartner’s Financial Strength Compound Annual Growth Rate 2004 — 2010 Revenue EBITDA Free EPS

Why Invest in Gartner Long term, double-digit revenue growth Strong value proposition Vast untapped market opportunity Strategy and operational excellence to drive growth Revenue growth leveraged to drive higher growth in EBITDA, EPS and cash flow Proven track recorGartner

Proven Sales Strategy Delivering Results


443
1,049
8,720
11,601
$58K
$84K
$509M
$978M
2004
2010
2004
2010
2004
2010
2004
2010
Quota Bearing Headcount
Research Client Organizations
Average Contract Value per Organization
Contract Value

Gartner

Consistent Growth Strategy Proven Track Record: Revenue Growth Total Revenue (a) $ in millions 279 1,288 (a) Restated to exclude results of Vision Events (b) CAGR calculations use mid-point of 2011 guidance (c) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Margin Expansion igh incremental gross contribution margins Scalable global infrastructure G&A leverage Normalized EBITDA Margin(a) (b) (c) (a) See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure (b) 2011 Normalized EBITDA margin based upon mid-point of 2011 guidance (c) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Business Model Incremental Gross Contribution Margins

Business Model ross Contribution 20042010 Notes: 2004 figures re-stated to reflect impact of Equity Compensation expenseimpact as follows: Research 1 pt, Eventst, Consulting 1 pt, SG&A 1 pt.Gartner.

Cash Flow Leverage Up-front billing for majority of Research contracts Non-capital intensive business Cash From Operations (c) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Focus on Capital Structure and StrategicUse of Cash Low levels of debt with ample and favorable available credit Cash deployed for selective strategic acquisitions Cash deployed for share re-purchases Debt Normalized EBITDA Ratio

Long-Term Financial ObjectivesTotal Revenue GrowthResearchConsultingEventsAnnual(1) (1) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results. (2) Excludes equity compensation expense Note: See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measureGartner

Offering Summary Offering Secondary offering of common stock Company Gartner, Inc. 8,000,000 shares to the public (ValueAct selling 8.5mm shares in total, Company will repurchase 0.5mm shares concurrently in a privately negotiated Offered transaction) Over-allotment Option 15% (100% secondary) Selling ShareholderValueAct Capital Master Fund, L.P. Use of Proceeds Gartner will not receive any proceeds from this offering
Expected Pricing February 17, 2011 Lock-Up In connection with the offering, ValueAct has agreed that it will not sell any shares of Gartner Common Stock for a period of 180 days Bookrunners Credit Suisse; Goldman, Sachs & Co. Note: For more information concerning the terms of this secondary offering, please see the Registration Statement on Form S-3 and the Preliminary Prospectus Supplement, each dated February 15, 2011 and available at se ovand in

Why Invest in GartnerLong term, double-digit revenue growthevenue growth leveraged to drive higher growth in EBITDA, EPS and cash flowProven track recordGartner.

Q&A Gartner.

gartner

Why Invest in GartnerLong term, double-digit revenue growthRevenue growth leveraged to drive higher growth in EBITDA, EPS and cash flowProven track recordGartner.

gartner

gartner

Projected 2011 Full Year Revenue and EBITDA Outlook ($ in millions except per share data) Research Consulting Events Total Revenue Normalized EBITDA (2) 2011 Projection (1) change (1) (1) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.(2) See the attached Glossary for a discussion of Normalized EBITDAGartner.

Projected 2011 Earnings and Cash Flow Outlook (1) Includes a projected $(0.04) per share impact from AMR Research and Burton Group Acquisition Adjustments. In 2010, these charges were $(0.14) per share. (2) Includes approximately $15.0 million of estimated payments for the renovation of our Stamford headquarters facility. The accounting impact of these renovation payments increases both cash flow from operations and capital expenditures (investing activities) by the same amount and as a result has no net impact on Free Cash Flow. These expenditures are contractually reimbursable from the landlord (3) See the attached Glossary for a discussion of Free Cash Flow. (4) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.Gartner.

Projected 2011 Quarterly Phasing Revenue Research revenue driven by retention rates and timing of new business Balanced renewals with 26% expected in Q1 Fourth quarter historically the largest for new business Events revenue recognized when conferences delivered Symposium Series in Q4 drives phasing 10 events in Q1, 21 events in Q2, 16-18 events in Q3, and 13 events in Q4Consulting revenue is seasonal Q2 and Q4 slightly higher volume quarters Q1 expected to be 23% of full year revenue Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our abilityto achieve these results.Gartner.

Projected 2011 Quarterly Phasing Revenue Approximate estimated revenue phasing in 2011:ResearchConsultingEvents Above based on midpoint of revenue guidanceNote: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability toachieve these results.Gartner.

Projected 2011 Quarterly Phasing Expense Quarterly fluctuations in cost of services driven primarily by the conference schedule in our Events business Higher Research and Sales expenses in Q4 related to Symposia and year-end sales support activities G&A is less seasonal Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results. ^^SrtnAr

Projected 2011 Sales, G&A and Other Expenses Depreciation and amortization of $33 — 34 million nterest expense of $11 — 13 million Other income/expense of $2 — 3 million (primarily transaction FX gains/losses) Tax rate projected to be between 31 and 32% Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results. ^^SrtnAr

Projected 2011 Quarterly Phasing Earnings pproximate income per share excluding acuisition and integration charges: Above based on the midpoint of guidance Based upon business conditions the Company may accelerate or postpone expenses throughout the year which could shift earnings between quarters Note: See Forward Looking Statement disclaimer on page 1 for factors that may affectour ability to achieve these results. ^^SrtnAr

Glossary Non-GAAP Financial Measures Investors are cautioned that Normalized EBITDA and Free Cash Flow are not financial measures under generally accepted accounting principles. In addition, they should not be construed as alternatives to any other measures of performance determined in accordance with generally accepted accounting principles. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and the Company’s prospects for the future. Normalized EBITDA: Represents operating income excluding depreciation, accretion on obligations related to excess facilities, amortization, stock based compensation expense, Acquisition Adjustments, and Other charges. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results. Reconciliation of Normalized EBITDA to GAAP

Glossary on-GAAP Financial Measures ree Cash Flow: Represents cash provided by operating activities excluding cash charges related to the acquisitions of AMR Research and Burton Group, which primarily consist of certain non-recurring costs such as severance and other exit costs (“Cash Acquisition and Integration Charges”), less additions to property, equipment and leasehold improvements (“Capital Expenditures”). We believe that Free Cash Flow is an important measure of the recurring cash generated by the Company’s core operations that is available to be used to repurchase stock, repay debt obligations and invest in future growth through new business development activities or acquisitions. Reconciliation of Free Cash Flow to GAAP

The issuer has filed a registration statement (including a preliminary prospectus supplement dated February 15, 2011 and an accompanying prospectus dated February 15, 2011) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement, the accompanying prospectus and the other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, the underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling Credit Suisse Securities (USA) LLC toll free at (800) 221-1037 or Goldman, Sachs & Co. at (866) 471-2526.Gartner.

gartner